THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF K N ENERGY, INC.


       The undersigned, whose signature appears on the reverse, hereby appoints
       STEWART A. BLISS and MICHAEL S. RICHARDS and each of them, proxies with full power of substitution for and in the name of the undersigned to vote all the shares of Common Stock of K N Energy, Inc. which the undersigned would be entitled to vote if personally present at the Special Meeting of
       Stockholders to be held on September 28, 1999, and at any and all adjournments and postponements thereof, on all matters that may properly
  P    come before the meeting.

  R    YOUR SHARES WILL BE VOTED AS DIRECTED ON THIS CARD. IF THIS CARD IS
       SIGNED AND NO DIRECTION IS GIVEN, YOUR SHARES WILL BE VOTED IN FAVOR OF
  O    THE SHARE ISSUANCE AND NAME CHANGE PROPOSALS.

  X To vote by telephone or Internet, please see the reverse side of this card. To vote by mail, please sign and date this card on the reverse
  Y side, tear off at the perforation, and mail promptly in the enclosed postage-paid envelope.

       If you have any comments or a change of address, mark the appropriate box on the reverse side and use the following space:

       ----------------------------------------------------------------------

       ----------------------------------------------------------------------

       ----------------------------------------------------------------------
    YOUR VOTE IS IMPORTANT. BY RETURNING YOUR VOTING INSTRUCTIONS PROMPTLY,
      YOU CAN AVOID THE INCONVENIENCE OF RECEIVING FOLLOW-UP MAILINGS PLUS
                  HELP THE COMPANY AVOID ADDITIONAL EXPENSES.
                                                                 ---------------
                                                                   SEE REVERSE
                                                                      SIDE
                                                                 ---------------
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
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   DETACH PROXY CARD HERE IF YOU ARE VOTING BY MAIL AND RETURN IN ENCLOSED ENVELOPE



              LOG ONTO OUR WEB SITE AT HTTP://WWW.KNE.COM
                         FOR MORE INFORMATION!

[X] Please mark
    your vote as in
    this example

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

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
                                            FOR         AGAINST         ABSTAIN

1.  To approve the proposal to issue        [ ]           [ ]             [ ]          Check this box if you       [ ]
    K N Energy common stock in                                                         have comments or a
    connection with the merger                                                         change of address and
    agreement between K N Energy                                                       use the back of this
    and Kinder Morgan described in                                                     card.
    the accompanying joint proxy
    statement/prospectus.



                                            FOR         AGAINST         ABSTAIN        Check this box if you       [ ]
                                                                                       want to attend and vote
2.  To approve the proposal to              [ ]           [ ]             [ ]          at the meeting.
    amend the K N Energy articles of
    incorporation in order to change
    K N Energy's corporate name to
    "Kinder Morgan, Inc." in
    connection with the merger.

    SIGNATURES(S)                                                                               DATE
                  ---------------------------------------------------------------                    -----------------

    NOTE: Your signature should conform with your name as printed above. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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                         DETACH PROXY CARD HERE IF YOU ARE VOTING BY MAIL AND RETURN IN ENCLOSED ENVELOPE




            K N ENERGY, INC. - SPECIAL MEETING - SEPTEMBER 28, 1999

                 K N ENERGY NOW OFFERS PHONE OR INTERNET VOTING

                         24 hours a day, 7 days a week

           ----------------------------------------------------------
      On a touch-tone phone call toll-free 1-877-PRX-VOTE (1-877-779-8683)
                (outside the US and Canada, call 201-536-8073).
                       You will hear these instructions.
           ----------------------------------------------------------


   -      Enter the last four digits from your social security number.

   - Enter the control number from the box above, just below the perforation.

   -      Follow the simple recorded instructions.

   -      Your vote will be repeated to you and you will be asked to confirm it.



        ----------------------------------------------------------------
           Log onto the Internet and type http://www.eproxyvote.com/kne
        ----------------------------------------------------------------


   -      Have your proxy card ready and follow the instructions.

   Your electronic vote authorizes the proxies named on the reverse side of this card to vote your shares to the same extent as if you marked, signed, dated, and returned the proxy card.

   IF YOU HAVE VOTED BY PHONE OR INTERNET, PLEASE DO NOT RETURN THE PROXY CARD.